SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 4, 2018 (December 28, 2017)

MoneyOnMobile, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Texas	000-53997	20-8592825
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 North Akard Street, Suite 2850, Dallas, Texas	75201
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (214) 758-8600

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Copy to:

Darrin M. Ocasio, Esq.
Sichenzia Ross Ference Kesner LLP
1185 Avenue of the Americas, 37th Fl.New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Form 8-K/A amends and restates in its entirety the Company's Current Report on Form 8-K filed with the SEC on January 3, 2018 (the “Original 8-K”). This Form 8-K/A is being filed to correct incorrect numbers inadvertently reported in the Original 8-K and to amend and replace Exhibit 99.3 to the Original 8-K.

Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangements.

On December 28, 2017, MoneyOnMobile, Inc. (the “Company”) executed a first amendment to settlement agreement and release (the "Amendment"), which was made effective December 15, 2017, to modify the repayment terms of its promissory note payable to the note holder, HALL MOM LLC, which promissory note was originally issued on March 1, 2017 and was amended and restated in its entirely by issuance of an Amended and Restated Promissory Note dated December 15, 2017 (the “Note”). The original principal amount of the Note was $2,000,000, the Note bears interest at 15% per annum, and had an outstanding principal balance of $1,700,000 prior to the cash payment described below. In connection with the Amendment and to secure the note holder's interest, the Company made a cash payment of $50,000 as a restructuring fee and $850,000 as a payment towards principal. Additionally, the Company agreed to make monthly installment payments of $100,000 to be applied to the principal amount due under the Note beginning February 1, 2018. The remaining balance matures on October 31, 2018.

The foregoing description of the terms of the Amendment and Note does not purport to be complete and is subject to, and qualified in its entirety by reference to the Amendment and Note, which is filed herewith as Exhibit 99.1 and Exhibit 99.2, and is incorporated herein by reference.

Item 7.01    Regulation FD Disclosure.

On or around January 3, 2017, the Company expects to issue a press release announcing the entry into the Amendment, the payment towards the Note referenced herein, and a payment against the outstanding principal of another outstanding promissory note.

The press release is expected to be released in substantially the form attached hereto as Exhibit 99.3.

In accordance with General Instruction B.2 of Form 8-K, the information and exhibit 99.3 attached hereto in this Section 7.01 shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing.

Item 9.01    Financial Statements and Exhibits.

Exhibit No.	Description
99.1	First Amendment Agreement and Release (incorporated by reference to the Company’s Current Report filed on January 3, 2018)
99.2	Amended and Restated Promissory Note (incorporated by reference to the Company’s Current Report filed on January 3, 2018)
99.3	Press Release

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

MONEYONMOBILE, INC.

Date: January 4, 2018	By:	/s/ Scott S. Arey
Scott S. Arey Chief Financial Officer

Exhibits

Exhibit No.	Description
99.1	First Amendment Agreement and Release (incorporated by reference to the Company’s Current Report filed on January 3, 2018)
99.2	Amended and Restated Promissory Note (incorporated by reference to the Company’s Current Report filed on January 3, 2018)
99.3	Press Release